UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2024

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Non-Revolving Credit Facility

On October 24, 2024, the Company entered into a non-revolving credit facility agreement (the “Non-Revolving Credit Facility Agreement”) with Bengal Catalyst Fund, LP, a Delaware limited partnership (the “Lender”), pursuant to which the Company may, from time to time until October 24, 2025, or the date on which the Company otherwise terminates the Non-Revolving Credit Facility Agreement (the “Non-Revolving Credit Termination Date”), request loans from the Lender (each, a “Loan”) for up to an aggregate principal amount of US$2,317,729.20 (the “Maximum Credit Balance”). Provided that the aggregate outstanding principal balance of all Loans does not exceed US$1,500,000 (the “Pre-Approved Threshold”), the Lender must accept a Loan requested by the Company. If the aggregate outstanding principal balance of all Loans exceeds the Pre-Approved Threshold, the Lender may, in its sole discretion, accept or reject additional Loans requested by the Company.

Each Loan will mature on the two (2) year anniversary (the “Maturity Date”) of the date on which the Company receives its first Loan, and the principal balance of all Loans outstanding will accrue simple interest at a rate of eighteen percent (18%) per annum until the Maturity Date. However, if an event of default occurs: (i) the principal balance of all Loans outstanding will accrue interest at a rate of twenty-four percent (24%) per annum (the “Default Rate”) during the period such event of default is continuing; and (ii) the Lender may, at its option, declare the outstanding principal amount of all Loans and interest accrued thereon immediately due and payable.

Each Loan will also be subject to an original issue discount at a rate of five percent (5%) of the principal amount of such Loan but the Company will be obligated to repay the full principal amount of each Loan on or before the Maturity Date.

The Company must pay commencing on the fifteenth (15th) day of the month following the first Loan any accrued interest monthly on or before the fifteenth (15th) day of each calendar month until the Company has repaid all Loans. In addition, the Company may pre-pay, without penalty, fee or premium, the outstanding principal amount and interest accrued thereon before the Maturity Date. However, upon the sale of any of the Company’s interests in its material consolidated, direct and indirect, subsidiaries or the receipt of cash proceeds outside the Company’s normal course of business (a “Key Sale”), the Company must repay the outstanding principal amount and interest accrued thereon upon in an amount equal to the lessor of: (i) such outstanding principal amount and interest accrued thereon; or (ii) one hundred percent (100%) of the net cash proceeds received by the Company from the Key Sale.

Contemporaneously with entering into the Non-Revolving Credit Facility Agreement, the Company requested a Loan for the principal amount of US$2,317,729.20, and issued the Non-Revolving Credit Note attached to the Non-Revolving Credit Facility Agreement as Schedule II, which Loan was fully funded by the Lender on October 28, 2024.

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The Non-Revolving Credit Facility Agreement provides, among other things, that: (i) the Company shall not, in a single transaction or series of similar transactions, spend more than ten thousand dollars ($10,000) without express prior approval of the Lender, which approval shall not be unreasonably withheld; (ii) from the time of the first draw on the Loan through December 31, 2024, own and maintain minimum Liquid Assets (as defined in the Non-Revolving Credit Facility Agreement) of at least $250,000.00, and commencing on January 1, 2025, and through the remaining term of the Loan, maintain minimum Liquid Assets of at least $350,000. The Non-Revolving Credit Facility Agreement also contains affirmative, negative and financial covenants customary for financings of this type, including, among other things, limitations on certain other indebtedness, loans and investment, liens, mergers, asset sales, and transactions with affiliates, as well as customary events of default for financings of this type.

The foregoing description of the Non-Revolving Credit Facility Agreement does not purport to be complete and is qualified in its entirety by the Non-Revolving Credit Facility Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

A copy of the Non-Revolving Credit Note is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Amendment to Convertible Debenture Financing

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2022, the Company entered into Securities Purchase Agreements (“SPAs”), on December 19, 2022, with each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, a Delaware limited partnership, Mindset Value Fund LP, a Delaware limited partnership, and Mindset Value Wellness Fund LP, a Delaware limited partnership (collectively, the “Investors”), pursuant to which the Company issued to the Investors unsecured five-year convertible debentures in the aggregate principal amount of US$3,000,000 (the “Debentures”) and common stock purchase warrants (the “Warrants”) to acquire 15,000,000 shares of common stock of the Company (each, a “Warrant Share”).

Contemporaneously with the Non-Revolving Credit Facility, the Company and each Investor entered into an amendment to the respective Debenture (each, a “Debenture Amendment”), pursuant to which the Company and each Investor agreed to amend the Investor’s respective Debenture as follows:

a. The definition of “Interest Rate” is amended and restated in its entirety as follows:

“Interest Rate” shall mean the Cash Pay Rate and the PIK Rate.

b. The following definitions shall be added:

“Cash Payment” shall mean seven and one half percent (7.5%) per annum.

“Monthly Payment Date” shall mean the fifteenth (15th) day of each calendar month.

“PIK Rate” shall mean seven and one half percent (7.5%) per annum.

c. Section 2.2 is amended and restated in its entirety as follows:

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“2.2 Interest Payable

This Debenture shall bear interest commencing on the Issue Date at the Interest Rate. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on the PIK Rate or the Cash Rate, as applicable, divided by a three hundred sixty (360) day year by (c) the outstanding principal balance. Such amount shall be the “Accrued PIK Interest” or the “Accrued Cash Interest”, as applicable.

Interest shall be payable as follows:

(1). On each Payment Date, the Company shall make a payment in kind (a “PIK Payment”) by increasing the principal amount of the Note (the “Principal”) in an amount equal to the Accrued PIK Interest.

(2). On each Payment Date, the Company shall make a payment to Lender in cash (a “Cash Payment”) in an amount equal to the Accrued Cash Interest.”

The foregoing description of the Debenture Amendments does not purport to be complete and is qualified in its entirety by the full text of the form of Debenture Amendment, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Security Agreement

Contemporaneously with the Non-Revolving Credit Facility Agreement, the Company and the Lender, in its capacity as collateral agent pursuant to the Non-Revolving Credit Facility Agreement (the “Collateral Agent”), entered into a security agreement, pursuant to which Company granted to the Collateral Agent for the ratable benefit of the Collateral Agent and the Investors a security interest in and on all of the Company’s right, title and interest in and to all present and after acquired personal property of the Company, wherever located, together with all books, records, writings, databases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing (collectively, the “Collateral”). The Collateral secures the performance of the Company’s obligations under the Non-Revolving Credit Facility Agreement, the Debentures and the Security Agreement.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the Security Agreement, which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

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SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Non-Revolving Credit Facility and the Debentures, as amended by the Debenture Amendments, is responsive to and incorporated by reference into this Item 2.03.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On October 25, 2024, the Company issued a news to announce entry into a credit facility agreement (the “Credit Facility”) with Bengal Catalyst Fund, LP (“Bengal” or “Lender”) for up to US$2.3 million, which is intended to be fully drawn down.

“The credit facility agreement gives the company flexibility to accomplish its near-term objectives of rationalizing its asset base and protecting shareholder value, which includes supporting the development of its in-process dispensary projects in Illinois and New Jersey,” stated Michael Mills, CEO of Body and Mind. “Additionally, when we sold our Ohio dispensary, we negotiated a US$2.5 million contingent payment should a second retail license be awarded and subsequently opened. We are pleased to see the acquiror of such Ohio dispensary in process on developing a second dispensary and we now believe, but cannot guarantee given inherent uncertainties in these processes, that we should receive the US$2.5 million cash payment in early 2025.”

Credit Facility

Any funds drawn on the Credit Facility bear interest at 18% per annum, paid monthly and funds loaned are subject to an original issuer discount (the “OID”) at a rate of five percent (5.0%) of the principal amount of each Loan. The maturity date is 2 years from the first day any monies are borrowed and the US$2.3 million is available to be borrowed up to 1 year from execution of the Credit Facility. Until the maturity date, the Company is only obligated to make monthly interest payments and the Company has the right to prepay any amount prior to the maturity date. The Company has an obligation to make loan repayments from any key asset sale. In conjunction with the Credit Facility, the Company has also amended the convertible debentures (the “Convertible Debentures”) previously issued to BAM I, a series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP (together with Bengal, the “Lenders”), whereby the Convertible Debentures interest rate has been modified to 15% per annum, half paid in cash and half paid in kind. The payment in kind is calculated by increasing the principal amount of the Note in an amount equal to the accrued paid in-kind interest. The Lenders have waived the requirement of a Form S-1 registration statement for the shares underlying the Convertible Debenture for 22 months. The Company has executed a security agreement for the Credit Facility and the Convertible Debentures which rank pari passu so the Convertible Debentures that were previously unsecured are now secured, with priority payment on the Credit Facility. The Credit Facility has additional customary lending terms and the descriptions of the Credit Facility and associated agreements herein are qualified in their entirety by the text of such agreements, which will be posted to EDGAR and SEDAR+ as required by applicable securities laws.

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The Company will issue 1,322,281 shares to the sellers of Canopy Monterey Bay in conjunction with previously disclosed transaction commitments. See press news releases dated Dec. 1, 2021, and June 21, 2022

Bengal and its related entities are a “related party” of the Company, and accordingly, Bengal’s participation in the Credit Facility and the amendment to the Convertible Debentures constitutes a “related party transaction” within the meaning of Multilateral Instrument 61-101 (“MI 61-101”). The Company is relying on the exemption from the formal valuation requirement set out in Section 5.5(b) of MI 61-101 on the basis that no securities of the Company are listed or quoted on any of the prescribed exchanges set out therein. The Company is relying on the exemption from the minority approval requirement set out in Section 5.7(1)(e) of MI 61-101. Each of the directors of the Company, other than Joshua Rosen who abstained, is an “independent director” (as determined in accordance with MI 61-101) in respect to the Credit Facility and amendment to the Convertible Debentures and the board of directors, acting in good faith, determined that the Company is in serious financial difficulty, that the Credit Facility and amendment to the Convertible Debentures is designed to improve the financial position of the Company, and that the terms of the Credit Facility and amendment to the Convertible Debentures are reasonable in the circumstances of the Company. The Company did not file a material change report 21 days prior to the expected closing of the Credit Facility and amendment to the Convertible Debentures as the structure of the transaction had not been confirmed at that time.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Non-Revolving Credit Facility Agreement by and between Body and Mind Inc. and Bengal Catalyst Fund, LP, dated October 24, 2024
10.2	Non-Revolving Credit Note issued favor of Bengal Catalyst Fund, LP, dated October 24, 2024
10.3

Form of Amendment to Unsecured Convertible Debenture, dated October 24, 2024, entered into by Body and Mind Inc. and each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP

10.4	Security Agreement by and among Body and Mind Inc. and Bengal Catalyst Fund, LP, dated October 24, 2024
99.1	News release dated October 25, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: October 30, 2024	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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